Related Party Transactions - Schedule of Related Parties (Details) - Jian Chen [Member] - USD ($)		12 Months Ended
		Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2023
Related Party Transaction [Line Items]
Amounts due to related parties, current	[1]		$ 457,772
Amounts due to related parties, non-current	[1]	490,662
Transactions with related parties	[2]	$ 2,100,000

[1]	The balances mainly represent expenses paid on behalf of the Company for daily operations, and the movement of the balance was mainly due to foreign exchange rate fluctuation and a payment for operating activities of $38,400.
[2]	The Company’s Chief Executive Officer and Director, Mr. Jian Chen, participated in the PIPE Offering on the same terms as other investors and purchased 525,000 ordinary shares and 1,575,000 warrants at the offering price. The transaction was negotiated on an arm-length basis and was approved by the Company’s shareholders and Board of Directors. The CEO’s participation has been disclosed as shareholders’ equity in Note 11.